Summary Prospectus February 1, 2022

Loomis Sayles Small Cap Value Fund
Ticker Symbol: Institutional Class (LSSCX), Retail Class (LSCRX), Admin Class (LSVAX), Class N (LSCNX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.loomissayles.com/Prospectus. You can also get this information at no cost by calling 800-633-3330 or by sending an e-mail request to FundInformation@loomissayles.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2022, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Admin Class	Class N
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%	0.00%
Other expenses	0.19%	0.19%	0.43%[1]	0.10%
Total annual fund operating expenses	0.94%	1.19%	1.43%	0.85%
Fee waiver and/or expense reimbursement[2]	0.04%	0.04%	0.03%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%	1.15%	1.40%	0.85%
1	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.90%, 1.15%, 1.40% and 0.85% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2023 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples for the Institutional Class, Retail Class and Admin Class shares are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$92	$296	$516	$1,151
Retail Class	$117	$374	$650	$1,440
Admin Class	$143	$449	$779	$1,710

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	1 year	3 years	5 years	10 years
Class N	$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify securities of smaller companies that it believes are undervalued by the market using a disciplined bottom-up approach to investing. Utilizing fundamental research, Loomis Sayles seeks to identify those stocks selling at a discount to its assessment of intrinsic value. The Fund’s investments focus on market inefficiencies and may include companies that are misunderstood by other investors; are undergoing a change in the business model or financial structure; or those companies that are not yet well-known to the investment community but are considered to have favorable fundamental prospects and attractive valuation. The portfolio managers analyze fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.

The Fund may invest up to 20% of its assets in foreign securities, including emerging markets securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments. The Fund may also invest in real estate investment trusts (“REITs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and, to the extent permitted by the Investment Company Act of 1940, and the rules thereunder (the “1940 Act”), investment companies. The Fund may engage, for hedging and investment purposes, in foreign currency transactions (such as forward currency contracts), options and futures transactions.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, or the equity markets generally.  Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period.. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

Small-Capitalization Companies Risk is the risk that the Fund’s investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value

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of the portfolio.

Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

REITs Risk is the risk that the value of the Fund’s investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Fund’s investments.

Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains.

Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Cybersecurity and Technology Risk is the risk associated with the increasing dependence of the Fund, its service providers, and other market participants on complex information technology and communications systems. Such systems are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, options and futures transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price.  The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts and other over-the-counter (“OTC”) traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund’s investments in emerging markets may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.

Investments in Other Investment Companies Risk is the risk that the Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.

Leverage Risk is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments (such as futures and forward currency contracts) may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the

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Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.

Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of two broad measures of market performance. The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000® Index. This index shows how the Fund’s returns compare to a commonly-used broad based index focused on small-cap securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Fourth Quarter 2020, 27.47% Lowest Quarterly Return: First Quarter 2020, -33.76%

Average Annual Total Returns
(for the periods ended December 31, 2021)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/13)
Institutional Class - Return Before Taxes	29.01%	8.66%	11.92%	-
Return After Taxes on Distributions	24.04%	5.65%	9.32%	-
Return After Taxes on Distributions and Sale of Fund Shares	20.61%	6.29%	9.27%	-
Retail Class - Return Before Taxes	28.71%	8.39%	11.64%	-
Admin Class - Return Before Taxes	28.41%	8.12%	11.36%	-
Class N - Return Before Taxes	29.06%	8.72%	-	10.82%
Russell 2000® Value Index	28.27%	9.07%	12.03%	10.61%
Russell 2000® Index	14.82%	12.02%	13.23%	12.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Portfolio Managers

Joseph R. Gatz, CFA®, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2000.

Jeffrey Schwartz, CFA®, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

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PURCHASE AND SALE OF FUND SHARES

The following information shows the investment minimum for various types of accounts:

Retail Class Shares

Retail Class shares of the Fund are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.

There is no initial or subsequent investment minimum for:

•	Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Retail Class shares of the Fund may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

•	Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, LLC, clients of Natixis Advisors, LLC, and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums.

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary, accounts established via a transfer, or any other transaction in which a new account is established. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Admin Class Shares

Admin Class shares of the Fund are intended primarily for Certain Retirement Plans held in an omnibus fashion and are not available for purchase by individual investors. There are no initial or subsequent investment minimums for these shares.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts

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and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the Prospectus for details.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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